UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 9, 2026

BIOATLA, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39787	85-1922320
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11085 Torreyana Road
San Diego, California		92121
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 858 558-0708

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	BCAB	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02 Unregistered Sales of Equity Securities.

On January 9, 2026, the Board of Directors (the “Board”) of BioAtla, Inc. (the “Company”) authorized the issuance of one (1) share of Series A Junior Preferred Stock, par value $0.0001 per share (the “Super-Voting Share”), to Jay M. Short, Ph.D., the Company’s Chairman, Chief Executive Officer and co-founder, for the purchase price of $0.01.

The Series A Preferred Stock was offered and sold by the Company pursuant to an exemption from the registration requirements of the Securities Act 1933, as amended, provided by Section 4(a)(2) as a transaction with an accredited investor not involving a public offering.

Reference is made to the information regarding the Super-Voting Share disclosed in Item 5.03 of this Current Report on Form 8-K, which is incorporated by reference into this Item 3.02.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 9, 2026, the Company filed a Certificate of Designation of Series A Junior Preferred Stock (the “Certificate of Designation”) with the Secretary of State of the State of Delaware with respect to the Super-Voting Share.

The rights, preferences and privileges of the Super-Voting Share are set forth in the Certificate of Designation. The Super-Voting Share entitles the holder thereof to vote together with the holders of the Company’s common stock, par value $0.0001 per share (the “Common Stock”) as a single class on any proposal to approve (i) an amendment to the Company’s Amended and Restated Certificate of Incorporation to reclassify by combining the issued shares of Common Stock into a lesser number of issued shares of Common Stock and (ii) an adjournment of any meeting at which such a proposal is submitted to stockholders or (iii) any other matter that the Board determines (in its sole discretion) is related to a such a proposal (each a “Voting Proposal”). The Super-Voting Share allows the holder to cast a number of votes, in person or by proxy, equal to the number of shares of Common Stock outstanding on the record date for determining stockholders entitled to vote at the meeting at which such Voting Proposal will be submitted, provided that the holder of the Super-Voting Share is required to cast all votes “for” the Voting Proposal if at least two-thirds (2/3) of the voting power of the Common Stock present and entitled to vote approve the Voting Proposal, and “against” the Voting Proposal if less than two-thirds (2/3) of the voting power of the Common Stock present and entitled to vote approve such Voting Proposal. Except as required by law or as otherwise provided in the Certificate of Designation, the Super-Voting Share does not entitle the holder to vote on any other matters.

The holder of the Super-Voting Share is not entitled to receive dividends. Subject to the prior rights of any other class or series of capital stock of the Company, upon a liquidation, dissolution or winding up of the Company, the holder of the Super-Voting Share will be entitled to $0.01 (payable out of funds legally available therefor) before any distribution or payment shall be made to the holders of Common Stock. The Super-Voting Share may be redeemed at any time at the option of the Board for $0.01 in cash out of funds legally available therefor. In the event of a merger or consolidation of the Company with or into another entity, the Super-Voting Share will not entitle the holder to receive any consideration.

The holder of the Super-Voting Share may not transfer such share or any interest in such share to any other person or entity without the prior consent of the Board, except for the provision of a proxy to a person designated by the Company in connection with any Voting Proposal.

This description of the Super-Voting Share does not purport to be complete and is qualified in its entirety by reference to the text of the Certificate of Designation for the Super-Voting Share, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The information disclosed in Item 8.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 8.01 Other Events.

As previously disclosed, on December 30, 2025, the Company originally convened its special meeting of stockholders (the “Special Meeting”). The Special Meeting was held to consider the following proposals: (1) the potential issuance of 20% or more of the aggregate number of the Common Stock issued and outstanding as of November 20, 2025 pursuant to the Pre-Paid Advance Agreements, dated November 20, 2025, by and between the Company and each of YA II PN, Ltd., a Cayman Islands exempt limited company (“Yorkville”), Anson Investments Master Fund LP and Anson East Master Fund LP, and the Standby Equity Purchase Agreement, dated November 20, 2025, by and between the Company and Yorkville, pursuant to Nasdaq Listing Rule 5635(d) (the “Stock Issuance Proposal”); (2) an amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended, to, at the discretion of the Board, effect a reverse stock split with respect to the Common Stock at any time prior to June 30, 2026, at a ratio of 1-for-5 to 1-for-20 (the “Range”), with the ratio within such Range to be determined at the discretion of the Board without further approval or authorization of the Company’s stockholders (the “Reverse Stock Split Proposal”); and (3) the adjournment or adjournments of the Special Meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes in favor of the Stock Issuance Proposal or the Reverse Stock Split Proposal (the “Adjournment Proposal”). At the time of the originally convened Special Meeting, the stockholders approved the Stock Issuance Proposal and the Adjournment Proposal, but since there were insufficient votes to approve the Reverse Stock Split Proposal, the Company determined to adjourn the Special Meeting to January 12, 2026 for the purpose of soliciting additional proxies with respect to the Reverse Stock Split Proposal.

Present at the reconvened Special Meeting on January 12, 2026, in person or by proxy, were holders of 41,841,224 shares of Common Stock as of November 25, 2025 (the “Record Date”), representing at least a majority of the voting power of the shares of Common Stock issued and outstanding and entitled to vote at the Special Meeting as of the Record Date, which constituted a quorum. At the reconvened Special Meeting, although over 70% of the proxies received by the Company included instructions to vote “FOR” the Reverse Stock Split Proposal, the Company did not receive valid proxies authorizing the proxyholders to, in the aggregate, vote at least two-thirds (2/3) of the voting power of the outstanding shares of its capital stock entitled to vote thereon in favor of the Reverse Stock Split Proposal.

At the reconvened Special Meeting, there were insufficient votes to approve the Reverse Stock Split Proposal and the meeting was adjourned without any business being conducted to reconvene virtually on January 26, 2026 at 8:30 a.m. Pacific Time (the “Reconvened Special Meeting”) in order to allow more time to solicit additional proxies for the Reverse Stock Split Proposal. Our Board has set the close of business on January 12, 2026 as the new record date (the “new record date”) for the determination of stockholders of the Company entitled to vote at the Reconvened Special Meeting. Stockholders of record of the Company as of the new record date who have previously submitted their proxy or otherwise voted do not need to take any action. Stockholders who hold their shares in “street name” and submitted a voting instruction form for the Special Meeting are encouraged to reach out to their bank, broker or other nominee to determine whether they are required to submit another voting instruction form in order to vote at the Reconvened Special Meeting. No changes have been made to the Reverse Stock Split Proposal to be voted on by stockholders at the Reconvened Special Meeting.

As described above, the holder of the Super-Voting Share will cast a number of votes to enable the approval of the Reverse Stock Split Proposal if the holders of at least two-thirds (2/3) of the voting power of the Common Stock present in person or by proxy at the Reconvened Special Meeting and entitled to vote thereon vote “FOR” the Reverse Stock Split Proposal.

During the adjournment period, the Company will continue to solicit votes from its stockholders with respect to the Reverse Stock Split Proposal. The Company encourages all stockholders who have not yet voted to do so promptly.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” which include, but are not limited to, all statements that do not relate solely to historical or current facts, such as statements regarding the Company’s expectations, intentions or strategies regarding the future, the outcome of the Reconvened Special Meeting, and the completion or effects of the Reverse Stock Split. In some cases, these statements include words like: “may,” “might,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “objective,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue” and “ongoing,” or the negative of these terms, or other comparable terminology intended to identify statements about the future. These forward-looking statements are subject to the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. The Company’s expectations and beliefs regarding these matters may not materialize. Actual outcomes and results may differ materially from those contemplated by these forward-looking statements as a result of uncertainties, risks, and changes in circumstances, including but not limited to risks and uncertainties related to: the Company obtaining the requisite stockholder vote to approve the Reverse Stock Split, the ability of the Company to timely regain compliance with Nasdaq listing rules, and outcomes to the stockholders if the Reverse Stock Split Proposal is not approved by the stockholders at the Reconvened Special Meeting. Additional risks and uncertainties that could cause actual outcomes and results to differ materially from those contemplated by the forward-looking statements are included under the caption “Risk Factors” in our Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) on March 27, 2025, our Quarterly Reports on Form 10-Q filed with the SEC on May 6, 2025, August 7, 2025 and November 13, 2025 and our subsequent filings with the SEC.

The forward-looking statements included in this information statement are made only as of the date hereof. The Company assumes no obligation and does not intend to update these forward-looking statements, except as required by law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Number	Description of Exhibits
3.1	Certificate of Designation of Series A Junior Preferred Stock of BioAtla, Inc., dated January 9, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BioAtla, Inc.

Date:	January 12, 2026	By:	/s/ Richard A. Waldron
Richard A. Waldron Chief Financial Officer